UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): De cember 19, 2019 (December 18, 2019)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Country Bank

Background. As previously disclosed, OceanFirst Financial Corp., a Delaware corporation (the “Company”), Midtown Merger Sub Corp., a New York corporation and a wholly-owned subsidiary of the Company (“CYHC Merger Sub”), and Country Bank Holding Company, Inc., a New York corporation (“CYHC”), have entered into that certain Agreement and Plan of Merger, dated as of August 9, 2019 (the “CYHC Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the CYHC Merger Agreement, (i) CYHC Merger Sub will merge with and into CYHC (the “CYHC First-Step Merger”), with CYHC surviving the CYHC First-Step Merger, and (ii) immediately following the effective time of the CYHC First-Step Merger (the “CYHC Effective Time”), CYHC will merge with and into the Company (the “CYHC Second-Step Merger” and, together with the CYHC First-Step Merger, the “CYHC Integrated Mergers”), with the Company surviving the CYHC Second-Step Merger. Immediately following the completion of the CYHC Integrated Mergers, as previously disclosed, Country Bank will merge with and into OceanFirst Bank, National Association (the “Bank”) pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019, by and between Country Bank and the Bank (the “CYHC Bank Merger” and, together with the CYHC Integrated Mergers, the “CYHC Transactions”). The Bank will be the surviving bank in the CYHC Bank Merger.

Director Appointment. On December 18, 2019, as contemplated by the terms of the CYHC Merger Agreement, the Board of Directors of the Company (the “Company Board”) approved (i) the expansion of the size of the Company Board by one member and (ii) the appointment of Joseph M. Murphy, Jr., President and Chief Executive Officer of Country Bank, to the Company Board, in each case, to be effective as of and contingent upon the CYHC Effective Time. In addition, on December 18, 2019, as contemplated by the terms of the CYHC Merger Agreement, the Board of Directors of the Bank (the “Bank Board”) approved (a) the expansion of the size of the Bank Board by one member and (b) the appointment of Mr. Murphy to the Bank Board, in each case, to be effective as of and contingent upon the occurrence of the effective time of the CYHC Bank Merger.

At this time, Mr. Murphy has not been named to serve on any committee of the Company Board or the Bank Board, and the Company Board and the Bank Board have not identified any committees to which he is expected to be appointed.

Murphy Agreement: On August 9, 2019, in connection with the execution of the CYHC Merger Agreement, Mr. Murphy entered into a separation, non-competition and consulting agreement with the Company and the Bank, which is effective as of and contingent upon the closing of the CYHC Transactions (the “Murphy Agreement”).

Under the terms of the Murphy Agreement, Mr. Murphy’s employment as President of CYHC and President and Chief Executive Officer of Country Bank and his service as a director with CYHC and Country Bank will terminate as of the Closing Date (as defined in the CYHC Merger Agreement). The Murphy Agreement provides that Mr. Murphy will be subject to restrictive covenants in favor of the Company, including an indefinite restriction on the disclosure of confidential information, an agreement not to disparage the Company and non-competition and non-solicitation covenants. The non-competition and non-solicitation covenants apply for 24 months following the Closing Date (as defined in the CYHC Merger Agreement). As a result of the termination of Mr. Murphy’s employment and in exchange for the non-competition and non-solicitation restrictions, Mr. Murphy will receive from the Bank a lump sum cash severance payment of $850,000 provided he executes and does not revoke a release agreement that becomes effective following the expiration of a revocation period. This payment will be made in a lump sum within five (5) business days following the date on which the release provided in the release agreement becomes effective.

In addition, the Murphy Agreement provides that Mr. Murphy will provide consulting services and advice to the Company and the Bank, including advice regarding the integration of Country Bank and the Bank, during a period of 24 months following the Closing Date (as defined in the CYHC Merger Agreement). In exchange for such services, Mr. Murphy will receive a consulting fee of $6,250 per month during the consulting period. In addition, during the consulting period, Mr. Murphy will continue to receive an expense allowance or reimbursement of up to $1,000 per month for an automobile and associated expenses, and the continued use of his current office space and health insurance benefits during the consulting period. If the Company terminates Mr. Murphy’s service before the end of the consulting period or if Mr. Murphy dies before the end of the consulting period, then Mr. Murphy (or his beneficiary in the event of his death) will be entitled to continue to receive the monthly consulting fee for the remainder of the consulting period.

The foregoing description of the CYHC Merger Agreement and the CYHC Transactions does not purport to be complete and is qualified in its entirety by reference to the CYHC Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 13, 2019 and is incorporated into this Item 5.02 by reference. The foregoing description of the Murphy Agreement does not purport to be complete and is qualified in its entirety by reference to the Murphy Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Two River

Background. As previously disclosed, the Company, Hammerhead Merger Sub Corp., a New Jersey corporation and a wholly-owned subsidiary of the Company (“Two River Merger Sub”), and Two River Bancorp, a New Jersey corporation (“Two River”), have entered into that certain Agreement and Plan of Merger, dated as of August 9, 2019 (the “Two River Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Two River Merger Agreement, (i) Two River Merger Sub will merge with and into Two River (the “Two River First-Step Merger”), with Two River surviving the Two River First-Step Merger, and (ii) immediately following the effective time of the Two River First-Step Merger (the “Two River Effective Time”), Two River will merge with and into the Company (the “Two River Second-Step Merger” and, together with the Two River First-Step Merger, the “Two River Integrated Mergers”), with the Company surviving the Two River Second-Step Merger. Immediately following the completion of the Two River Integrated Mergers, as previously disclosed, Two River Community Bank (“Two River Bank”) will merge with and into the Bank pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019, by and between Two River Bank and the Bank (the “Two River Bank Merger” and, together with the Two River Integrated Mergers, the “Two River Transactions”). The Bank will be the surviving bank in the Two River Bank Merger.

Director Appointment. On December 18, 2019, as contemplated by the terms of the Two River Merger Agreement, the Company Board approved (i) the expansion of the size of the Company Board by one member and (ii) the appointment of William D. Moss, President and Chief Executive Officer of Two River, to the Company Board, in each case, to be effective as of and contingent upon the Two River Effective Time. In addition, on December 18, 2019, as contemplated by the terms of the Two River Merger Agreement, the Bank Board approved (a) the expansion of the size of the Bank Board by one member and (b) the appointment of Mr. Moss to the Bank Board, in each case, to be effective as of and contingent upon the occurrence of the effective time of the Two River Bank Merger.

As previously disclosed in the Company’s Registration Statement (No. 333-233872) on Form S-4, in connection with execution of the Two River Merger Agreement, Mr. Moss entered into an amendment to his employment agreement with Two River and Two River Bank (the “Amendment to Employment Agreement”), which provided that Mr. Moss would continue as an employee with the Company or an affiliate of the Company. However, in connection with his appointment to the Company Board, it is the current expectation of the Company and Mr. Moss that Mr. Moss will not become an employee of the Company. Instead, the Company and Mr. Moss intend to enter into a consulting agreement pursuant to which Mr. Moss will provide consulting services in exchange for certain compensation and benefits. As of the date of this report, the Company has not yet entered into such a consulting agreement with Mr. Moss. The Company intends to disclose the material terms of such consulting agreement, when entered into, in an amendment to this Current Report on Form 8-K.

At this time, Mr. Moss has not been named to serve on any committee of the Company Board or the Bank Board, and the Company Board and the Bank Board have not identified any committees to which he is expected to be appointed.

The foregoing description of the Two River Merger Agreement and the Two River Transactions does not purport to be complete and is qualified in its entirety by reference to the Two River Merger Agreement, which was attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on August 13, 2019 and is incorporated into this Item 5.02 by reference.

ITEM 8.01	OTHER EVENTS.

On December 18, 2019, the Company issued a press release announcing a new stock repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Separation, Non-Competition and Consulting Agreement, dated as of August 9, 2019, by and among OceanFirst Financial Corp., OceanFirst Bank, National Association, and Joseph M. Murphy, Jr.

99.1	Press Release of OceanFirst Financial Corp., dated December 18, 2019

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may include: management plans relating to either the Two River Transactions or the CYHC Transactions; the expected timing of the completion of either the Two River Transactions or CYHC Transactions or both such transactions; the ability to complete either the Two River Transactions or CYHC Transactions or both such transactions; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to either the Two River Transactions or CYHC Transactions or both such transactions; any statements of expectation or belief; projections related to certain financial metrics; and

any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Two River nor CYHC assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst, Two River or CYHC anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, Item 1A “Risk Factors” in Two River’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Two River’s other periodic reports filed with the SEC, as well as the possibility that expected benefits of either the Two River Transactions or CYHC Transactions or both such transactions and the recently completed acquisition of Capital Bank of New Jersey by OceanFirst (the “Recent Acquisition”) may not materialize in the timeframe expected or at all, or may be more costly to achieve; that either the Two River Transactions or CYHC Transactions or both such transactions may not be timely completed, if at all; that prior to the completion of either of Two River Transactions or CYHC Transactions or both such transactions or thereafter, OceanFirst’s, Two River’s and CYHC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to either the Two River Transactions or CYHC Transactions or both such transactions or the Recent Acquisition; that, with respect to either the Two River Transactions or the CYHC Transactions or both such transactions, outstanding customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Two River Transactions or CYHC Transactions or both such transactions, and diversion of management time as a result of matters related to either the Two River Transactions or CYHC Transactions or both such transactions. The list of factors presented here, and the list of factors that are presented in the registration statements on Form S-4 for each of the Two River Transactions and CYHC Transactions, is not, and should not be considered, a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, OceanFirst, Two River and CYHC claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transactions

This report is being made in respect of the proposed transactions involving OceanFirst acquiring Two River and CYHC.

Two River Transaction

In connection with the proposed transaction with Two River, OceanFirst has filed a definitive Registration Statement (No. 333-233872) on Form S-4 containing a prospectus of OceanFirst and proxy statement of Two River, and other documents regarding the Two River Transactions with the SEC. Before making any investment decision, the investors and shareholders of Two River are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Two River and any other relevant documents filed by OceanFirst or Two River with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and Two River and the proposed transaction. Copies of the prospectus of OceanFirst and proxy statement of Two River have been mailed to the shareholders of Two River. Two River investors and shareholders are also urged to carefully review and consider each of OceanFirst’s and Two River’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Copies of the prospectus of OceanFirst and the proxy statement of Two River also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Two River by accessing Two River’s website at https://www.tworiver.bank/ under the tab “Investor Relations” and then under the heading “SEC Filings”.

CYHC Transaction

In connection with the proposed transaction with CYHC, OceanFirst has filed a definitive Registration Statement (No. 333-233909) on Form S-4 containing a prospectus of OceanFirst and proxy statement of CYHC and other documents regarding the CYHC Transactions with the SEC. Before making any investment decision, the investors and shareholders of CYHC are urged to carefully read the entire prospectus of OceanFirst and proxy statement of CYHC and any other relevant documents filed by OceanFirst with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and CYHC and the proposed transaction. Copies of the prospectus of OceanFirst and proxy statement of CYHC have been mailed to the shareholders of CYHC. CYHC investors and shareholders are also urged to carefully review and consider OceanFirst’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, proxy statement, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Copies of the prospectus of OceanFirst and proxy statement of CYHC also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at www.oceanfirstonline.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation, Non-Competition and Consulting Agreement, dated as of August 9, 2019, by and among OceanFirst Financial Corp., OceanFirst Bank, National Association, and Joseph M. Murphy, Jr.

99.1	Press Release of OceanFirst Financial Corp., dated December 18, 2019.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Steven J. Tsimbinos
Name:	Steven J. Tsimbinos
Title:	Executive Vice President, General Counsel & Corporate Secretary

Dated: December 19, 2019